Exhibit 99.1

NEWS RELEASE
Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296

For Immediate Release January 20, 2005 For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassweb.com

COMPASS BANCSHARES REPORTS RECORD EPS FOR 2004 AND FOURTH QUARTER
Marks 17th consecutive year of record earnings and earnings per share

•	Earnings reach all-time high of $369.8 million; record EPS of $2.95 up 10%

•	Quarterly EPS reaches record $0.78, up 13% from prior year levels

•	Strong fee income growth; noninterest income up 13% from year ago

•	Solid loan growth continues; managed loans up 10% from year ago

•	Total deposits increase 9%; led by a 19% increase in noninterest bearing deposits

•	Credit quality metrics show continued improvement; NPA ratio declines to 0.37%

     Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings per share for both the fourth quarter and full-year of 2004. Earnings per share for the fourth quarter of 2004 increased 13 percent to $0.78 from $0.69 in the fourth quarter of 2003. For the same time period, earnings increased 14 percent to $98.2 million compared to $86.2 million earned in the fourth quarter of 2003. Return on average assets and return on average shareholders’ equity for the fourth quarter of 2004 were 1.39 percent and 19.29 percent, respectively.

     Earnings per share for 2004 were $2.95, a 10 percent increase from $2.69 in 2003. Earnings for 2004 were $369.8 million, an eight percent increase over the $341.9 million earned in 2003. Return on average assets and return on average shareholders’ equity for 2004 were 1.34 percent and 18.94 percent, respectively.

     D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “2004 was another outstanding year for Compass as we delivered record earnings and earnings per share for the 17th consecutive year. Strong fee income growth, robust demand deposit generation, solid loan production and improved credit quality metrics were all key components to our success. We are particularly pleased to deliver strong growth to our shareholders in what continues to be a difficult operating environment. While the economic environment and expectations of rising interest rates will continue to provide challenges to the financial services industry, we believe Compass’ continued focus on diversification of fee-based businesses, investment in our distribution network and capitalizing on our market share upside, position us well to manage during this period. Given these strengths, combined with our sales and service culture, we are cautiously optimistic that 2005 will be another successful year.”

-more-

Compass record earnings

     Jones added, “Compass’ outstanding performance was fueled by a five percent increase in revenue, driven by continued strong fee income growth. Most of our major fee-based businesses generated double-digit growth resulting in a 13 percent increase in noninterest income from the prior year. Our focus on growth and diversification of fee-based businesses also continued with the recent purchase of Stavis, Margolis Advisory Services, Inc., a Houston-based firm that specializes in providing independent financial advisory services. At the same time, noninterest expense growth was well contained, increasing six percent from 2003 levels.”

     “In addition, focused growth in earning assets, particularly high-quality loans, continued with average managed loans increasing 10 percent over prior year levels. Equally important was our ability to fund loan demand primarily through internal deposit generation. Average deposits increased nine percent, led by a 19 percent increase in noninterest bearing deposits. We continue to emphasize the growth of noninterest bearing deposits which now represent more than 32 percent of Compass’ total deposits,” Jones stated.

     “While the prolonged period of low interest rates continued to put pressure on percent net interest margins throughout the banking industry, our ability to generate growth in high-quality loans and noninterest bearing deposits enabled us to register a slight increase in net interest income from year ago levels. Further, net interest income in the fourth quarter increased $9.2 million compared to third quarter levels.”

     “Most importantly, loan growth did not come at the expense of maintaining sound credit quality standards. Nonperforming assets as a percentage of loans and other real estate decreased to 0.37 percent compared to 0.55 percent at year-end 2003. This marked the third consecutive quarter of improvement in this measure. Net charge-offs as a percentage of average loans also showed marked improvement, decreasing to 0.51 percent compared to 0.62 percent in 2003. At the same time, in response to the strong loan growth we experienced throughout the year, loan loss provision expense exceeded net charge-offs by $14 million and our allowance for loan losses as a percentage of loans ended the year at 1.37 percent,” Jones said.

     Compass operates 382 full-service banking centers including 139 in Texas, 89 in Alabama, 73 in Arizona, 41 in Florida, 30 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 2:00 p.m. Central Daylight Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on January 27, 2005. To access a replay of the conference call dial 1-800-642-1687, conference ID 3046171.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

     In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months			Year
	Ended December 31%			Ended December 31%
	2004	2003	Change	2004	2003	Change
EARNINGS SUMMARY
Net interest income	$235,697	$228,698	3	$911,828	$909,530	—
Noninterest income [a]	153,346	137,138	12	590,254	524,099	13

Total revenue [a]	389,043	365,836	6	1,502,082	1,433,629	5
Investment securities gains (losses), net	—	(46)	(100)	27,336	(43)	NM
Gain on sale of branches	—	—	—	—	2,128	(100)
Provision for loan losses	27,518	31,639	(13)	105,658	119,681	(12)
Loss on prepayment of FHLB advances	—	—	—	25,136	—	—
Noninterest expense [b]	214,649	203,573	5	843,342	797,883	6

Pretax income	146,876	130,578	12	555,282	518,150	7
Income tax expense	48,686	44,400	10	185,498	176,282	5

Net income	$98,190	$86,178	14	$369,784	$341,868	8

Diluted earnings per share	$0.78	$0.69	13	$2.95	$2.69	10

Diluted weighted average shares outstanding	126,008	125,074	1	125,416	127,186	(1)

SELECTED RATIOS
Average common equity to average assets	7.19%	7.01%		7.06%	7.71%
Average loans to average total deposits	109.56	112.96		109.67	112.01
Return on average assets	1.39	1.29		1.34	1.36
Return on average equity	19.29	18.40		18.94	17.65
Efficiency ratio [c]	54.92	55.35		55.93	55.38
Return on average tangible equity [d]	23.50	22.89		23.26	21.71
Book value per common share	$16.62	$15.33		$16.62	$15.33
Allowance for loan losses as a % of total loans	1.37%	1.41%		1.37%	1.41%
Allowance for loan losses as a % of nonperforming loans	509.74	370.54		509.74	370.54

	Average for Three Months			Average for Year			Ending Balance
	Ended December 31			Ended December 31			December 31
			%			%			%
	2004	2003	Change	2004	2003	Change	2004	2003	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$18,703,042	$17,345,244	8	$17,999,355	$16,796,188	7	$18,856,922	$17,365,802	9
Total loans - managed	20,348,951	18,640,249	9	19,690,950	17,981,895	10	20,442,177	18,878,236	8
Total investment securities [e]	7,186,409	7,000,442	3	7,422,339	6,213,886	19	7,165,283	7,311,552	(2)
Earning assets [e]	25,933,630	24,401,021	6	25,482,185	23,054,327	11	26,090,878	24,764,119	5
Total assets	28,168,243	26,520,473	6	27,661,083	25,142,719	10	28,187,573	26,963,113	5
Noninterest bearing demand deposits	5,411,868	4,503,205	20	4,999,763	4,185,527	19	5,476,140	4,627,153	18
Interest bearing transaction accounts	7,462,749	7,552,115	(1)	7,630,930	7,469,721	2	7,490,038	7,613,410	(2)
Total transaction accounts	12,874,617	12,055,320	7	12,630,693	11,655,248	8	12,966,178	12,240,563	6
Total deposits [e]	17,071,692	15,355,745	11	16,411,797	14,995,849	9	17,039,151	15,687,823	9
Shareholders’ equity	2,025,097	1,857,767	9	1,952,367	1,937,330	1	2,048,198	1,871,883	9
							123,264	122,086	1

[a]	Excludes gains on sales of investment securities and branches.

[b]	Excludes loss on prepayment of FHLB advances.

[c]	Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and branches.

[d]	Excludes amortization of intangibles, net of tax, and intangible assets.

[e]	Includes adjustment for market valuation.

NM  -  Not meaningful

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2004				2003
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
EARNINGS SUMMARY
Net interest income	$235,697	$226,531	$226,739	$222,861	$228,698
Noninterest income [a]	153,346	147,185	150,019	139,704	137,138

Total revenue [a]	389,043	373,716	376,758	362,565	365,836
Investment securities gains (losses), net	—	25,129	—	2,207	(46)
Provision for loan losses	27,518	25,617	28,178	24,345	31,639
Loss on prepayment of FHLB advances	—	25,136	—	—	—
Noninterest expense [b]	214,649	207,365	211,181	210,147	203,573

Pretax income	146,876	140,727	137,399	130,280	130,578
Income tax expense	48,686	47,125	45,654	44,033	44,400

Net income	$98,190	$93,602	$91,745	$86,247	$86,178

Diluted earnings per share	$0.78	$0.75	$0.73	$0.69	$0.69
Diluted weighted average shares outstanding	126,008	125,557	124,947	125,146	125,074

SELECTED RATIOS
Average common equity to average assets	7.19%	7.04%	6.93%	7.07%	7.01%
Average loans to average total deposits	109.56	109.61	107.46	112.19	112.96
Return on average assets	1.39	1.34	1.33	1.29	1.29
Return on average equity	19.29	19.06	19.17	18.20	18.40
Efficiency ratio [c]	54.92	55.29	55.84	57.75	55.35
Return on average tangible equity [d]	23.50	23.39	23.63	22.47	22.89
Book value per common share	$16.62	$16.17	$15.63	$15.77	$15.33

	Dec 31,	Sep 30,	Annualized
	2004	2004	% Change
ENDING BALANCE SHEET
Total loans	$18,856,922	$18,419,986	9
Total loans - managed	20,442,177	20,125,545	6
Total investment securities [e]	7,165,283	7,163,568	—
Earning assets [e]	26,090,878	25,639,403	7
Total assets	28,187,573	27,781,158	6
Noninterest bearing demand deposits	5,476,140	5,319,272	12
Interest bearing transaction accounts	7,490,038	7,501,115	(1)
Total transaction accounts	12,966,178	12,820,387	5
Total deposits [e]	17,039,151	16,492,147	13
Shareholders’ equity	2,048,198	1,985,738	13

	Dec 31,	Sep 30,	Annualized
	2004	2004	% Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$18,703,042	$18,073,689	14
Total loans - managed	20,348,951	19,836,009	10
Total investment securities [e]	7,186,409	7,404,438	(12)
Earning assets [e]	25,933,630	25,557,240	6
Total assets	28,168,243	27,726,046	6
Noninterest bearing demand deposits	5,411,868	5,087,728	25
Interest bearing transaction accounts	7,462,749	7,623,261	(8)
Total transaction accounts	12,874,617	12,710,989	5
Total deposits [e]	17,071,692	16,489,459	14
Shareholders’ equity	2,025,097	1,953,286	15

[a]	Excludes gain on sales of investment securities.

[b]	Excludes loss on prepayment of FHLB advances.

[c]	Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gain on sales of investment securities.

[d]	Excludes amortization of intangibles, net of tax, and intangible assets.

[e]	Includes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2004				2003
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
NONPERFORMING ASSETS
Nonaccrual loans	$49,947	$47,774	$62,536	$79,052	$65,870
Renegotiated loans	734	724	41	64	218
Other real estate, net	19,998	25,778	27,070	30,782	29,014

Total nonperforming assets	$70,679	$74,276	$89,647	$109,898	$95,102

Accruing loans ninety days or more past due	$15,509	$15,595	$14,343	$18,663	$26,159
Other repossessed assets	656	1,559	1,520	1,472	427

Total nonperforming assets as a % of loans and ORE	0.37%	0.40%	0.50%	0.63%	0.55%

	Three Months Ended
	2004				2003
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$256,038	$250,573	$244,655	$244,882	$239,971
Net charge-offs (NCO)	25,217	20,152	22,260	23,981	26,308
Allowance for loans securitized	—	—	—	(591)	(420)
Provision for loan losses	27,518	25,617	28,178	24,345	31,639

Balance at end of period	$258,339	$256,038	$250,573	$244,655	$244,882

Allowance for loan losses as a % of total loans	1.37%	1.39%	1.41%	1.41%	1.41%

Allowance for loan losses as a % of nonperforming loans	509.74	527.94	400.42	309.24	370.54

Allowance for loan losses as a % of nonperforming assets	365.51	344.71	279.51	222.62	257.49

Annualized as a % of average loans:
NCO - QTD	0.54	0.44	0.51	0.55	0.60
NCO - YTD	0.51	0.50	0.53	0.55	0.62

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended December 31
	2004			2003
YIELD/RATE ANALYSIS	Average	Income/	Yield/	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans	$18,703,042	$256,855	5.46%	$17,345,244	$239,988	5.49%
Investment securities held to maturity	2,856,652	33,895	4.72	2,806,011	34,768	4.92
Investment securities available for sale [a]	4,330,609	43,290	3.98	4,144,228	42,337	4.05
Other earning assets	44,179	311	2.80	55,335	284	2.04

Total earning assets [a]	25,934,482	334,351	5.13	24,350,818	317,377	5.17
Allowance for loan losses	(259,121)			(244,311)
Unrealized gain (loss) on securities available for sale	(852)			50,203
Other assets	2,493,734			2,363,763

	$28,168,243			$26,520,473

Liabilities and Shareholders’ Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,462,749	12,118	0.65	$7,552,115	12,499	0.66
Time deposits	2,164,901	17,230	3.17	1,782,574	15,093	3.36
Certificates of deposit of $100,000 or more [a]	2,034,549	13,081	2.56	1,517,862	8,575	2.24
Federal funds purchased and securities sold under agreement to repurchase	4,556,154	22,205	1.94	4,049,320	9,863	0.97
Other short-term borrowings	117,362	479	1.62	112,584	229	0.81
FHLB and other borrowings [a]	4,089,401	32,620	3.17	4,784,543	41,544	3.44

Total interest bearing liabilities [a]	20,425,116	97,733	1.90	19,798,998	87,803	1.76

Net interest spread		236,618	3.23%		229,574	3.41%

Noninterest bearing demand deposits	5,411,868			4,503,205
Other liabilities	306,162			360,503
Shareholders’ equity	2,025,097			1,857,767

	$28,168,243			$26,520,473

Net yield on earning assets			3.63%			3.74%

Taxable equivalent adjustment:
Loans		224			134
Investment securities held to maturity		651			683
Investment securities available for sale		35			51
Other earning assets		11			8

Total taxable equivalent adjustment		921			876

Net interest income		$235,697			$228,698

[a] Excludes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Year Ended December 31
	2004			2003
YIELD/RATE ANALYSIS	Average	Income/	Yield/	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans	$17,999,355	$950,925	5.28%	$16,796,188	$984,045	5.86%
Investment securities held to maturity	2,996,342	143,637	4.79	1,403,812	71,085	5.06
Investment securities available for sale [a]	4,401,132	181,234	4.12	4,702,137	224,854	4.78
Other earning assets	60,491	1,306	2.16	44,253	1,001	2.26

Total earning assets [a]	25,457,320	1,277,102	5.02	22,946,390	1,280,985	5.58
Allowance for loan losses	(251,713)			(237,365)
Unrealized gain on securities available for sale	24,865			107,937
Other assets	2,430,611			2,325,757

	$27,661,083			$25,142,719

Liabilities and Shareholders’ Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,630,930	47,689	0.62	$7,469,721	60,068	0.80
Time deposits	2,004,181	63,321	3.16	1,900,864	67,716	3.56
Certificates of deposit of $100,000 or more [a]	1,779,343	41,240	2.32	1,436,716	36,265	2.52
Federal funds purchased and securities sold under agreement to repurchase	4,278,135	57,663	1.35	2,918,582	30,104	1.03
Other short-term borrowings	115,581	1,267	1.10	113,550	987	0.87
FHLB and other borrowings [a]	4,589,059	150,518	3.28	4,770,676	172,617	3.62

Total interest bearing liabilities [a]	20,397,229	361,698	1.77	18,610,109	367,757	1.98

Net interest spread		915,404	3.25%		913,228	3.60%

Noninterest bearing demand deposits	4,999,763			4,185,527
Other liabilities	311,724			409,753
Shareholders’ equity	1,952,367			1,937,330

	$27,661,083			$25,142,719

Net yield on earning assets			3.60%			3.98%

Taxable equivalent adjustment:
Loans		764			523
Investment securities held to maturity		2,613			1,868
Investment securities available for sale		159			1,280
Other earning assets		40			27

Total taxable equivalent adjustment		3,576			3,698

Net interest income		$911,828			$909,530

[a] Excludes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Year			Three Months Ended
	Ended December 31%			2004				2003
	2004	2003	Change	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
NONINTEREST INCOME

Service charges on deposit accounts	$282,808	$241,419	17	$72,085	$73,401	$72,994	$64,328	$66,001
Card and merchant processing fees	75,548	60,067	26	20,409	19,554	19,016	16,569	15,172
Insurance commissions	51,437	44,024	17	12,257	11,787	12,806	14,587	11,568
Retail investment sales	31,316	27,440	14	7,165	8,501	8,092	7,558	6,220
Asset management fees	22,666	21,994	3	5,768	5,479	5,684	5,735	5,721
Corporate and correspondent investment sales	20,457	28,957	(29)	5,237	4,347	4,910	5,963	5,737
Bank owned life insurance	17,169	16,928	1	4,742	4,224	4,031	4,172	3,944
Other income	88,853	83,270	7	25,683	19,892	22,486	20,792	22,775

	590,254	524,099	13	153,346	147,185	150,019	139,704	137,138
Investment securities gains (losses), net	27,336	(43)	NM	—	25,129	—	2,207	(46)
Gain on sale of branches	—	2,128	(100)	—	—	—	—	—

Total noninterest income	$617,590	$526,184	17	$153,346	$172,314	$150,019	$141,911	$137,092

NONINTEREST EXPENSE

Salaries and benefits	$458,356	$429,486	7	$117,828	$111,061	$111,330	$118,137	$106,229
Equipment expense	76,169	72,302	5	19,567	19,301	18,948	18,353	18,325
Net occupancy expense	65,791	61,607	7	16,168	16,377	16,768	16,478	15,931
Professional services	57,380	56,518	2	17,226	13,407	13,605	13,142	15,258
Marketing expense	33,249	31,946	4	4,364	9,749	10,467	8,669	7,777
Communications expense	21,859	24,548	(11)	5,252	5,246	5,838	5,523	4,161
Amortization of intangibles	6,543	7,302	(10)	1,672	1,621	1,624	1,626	1,835
Merger and integration expense	1,275	1,853	(31)	497	233	300	245	589
Other expense	122,720	112,321	9	32,075	30,370	32,301	27,974	33,468

	843,342	797,883	6	214,649	207,365	211,181	210,147	203,573
Loss on prepayment of FHLB advances	25,136	—	—	—	25,136	—	—	—

Total noninterest expense	$868,478	$797,883	9	$214,649	$232,501	$211,181	$210,147	$203,573

NM - Not meaningful

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